UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2006
Biogen Idec Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19311 (Commission File Number)	33-0112644 (I.R.S. Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts (Address of principal executive offices)	02142 (Zip Code)
Registrant’s telephone number, including area code: (617) 679-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
2006 Base Salary and 2005 Cash Bonuses
2006 Performance Goals
Amendment to Employment Agreement with James C. Mullen, Chief Executive Officer
Long Term Incentive Awards — James C. Mullen, Chief Executive Officer
Long Term Incentive Awards to Other Executive Officers — Restricted Stock Units
Long Term Incentive Awards to Other Executive Officers — Stock Options
Compensation Arrangement for the Non-Executive Chairman of the Board of Directors for the Six Months ending June 30, 2006
Fees to Directors for Additional Services
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1 First Amendment to Employment Agreement

Item 1.01 Entry into a Material Definitive Agreement
2006 Base Salary and 2005 Cash Bonuses
     On February 7, 2006, the Registrant’s Board of Directors, upon recommendation of the Registrant’s Compensation and Management Development Committee (the “Compensation Committee”), approved the 2006 annual base salary and 2005 cash bonus of the Registrant’s Chief Executive Officer. On February 6, 2006, the Compensation Committee approved the 2006 annual base salaries and 2005 cash bonuses of the Registrant’s other executive officers. The following table sets forth the annual base salary levels of the Registrant’s executive officers for 2006 and 2005, as well as the 2005 cash bonuses for each executive officer:

	2005	2006		2005
Name and Position	Base Salary ($)	Base Salary ($)		Bonus ($)
James C. Mullen,	1,000,000	1,100,000		1,200,000
Chief Executive Officer and President
Burt A. Adelman, M.D.,	455,800	475,000		197,000
Executive Vice President, Development
Susan H. Alexander, Esq.,	(1)	420,000		(1)
Executive Vice President, General Counsel
John M. Dunn, Esq.,	358,200	365,000		172,000
Executive Vice President, New Ventures
Robert A. Hamm,	363,000	415,000		160,000
Senior Vice President, Immunology Business Unit
Faheem Hasnain,	325,000	375,000		137,000
Senior Vice President, Oncology Strategic Business Unit
Peter N. Kellogg,	532,000	575,000		294,000
Executive Vice President, Finance and Chief Financial Officer
Michael Kowolenko,	342,000	360,000		138,000
Senior Vice President, Pharmaceutical Operations and Technology
Connie L. Matsui,	325,000	332,000		140,000
Executive Vice President, Corporate Strategy and Communication
Craig E. Schneier,	401,250	425,000		212,000
Ph.D., Executive Vice President, Human Resources
Mark C. Wiggins,	330,750	380,000	(2)	182,000
Executive Vice President, Corporate and Business Development
(1) Ms. Alexander joined the Registrant as its Executive Vice President, General Counsel in January 2006.
(2) Mr. Wiggins’ annual salary was increased to $380,000 in December 2005.
     The 2006 base salary and 2005 cash bonus of Mr. Mullen are consistent with the terms of his employment agreement with the Registrant, before giving effect to the amendment to such employment agreement which was entered into by the parties on February 7, 2006. In February 2005, the Compensation Committee approved the corporate performance goals applicable to all of the Registrant’s executive officers and other employees eligible to receive cash bonuses. The Compensation Committee also approved the individual performance goals of the Registrant’s executive officers in February 2005 and the bonuses are consistent with the pre-established corporate and individual performance goals. The bonus of Mr. Mullen was paid under the Registrant’s 2003 Performance-Based Management Incentive Plan, or the MIP, which was approved by the Registrant’s stockholders in November 2003.

2006 Performance Goals
     On February 7, 2006, the Registrant’s Board of Directors, upon recommendation of the Compensation Committee, approved the 2006 corporate performance goals applicable to all of the Registrant’s executive officers and other employees eligible to receive cash bonuses. The Registrant’s Board of Directors also approved the individual performance goals and bonus target of Mr. Mullen. On February 6, 2006, the Compensation Committee approved the individual performance goals and bonus targets of the Registrant’s other executive officers.
     The 2006 bonus target of Mr. Mullen is consistent with the terms of his employment agreement, after giving effect to the amendment to such employment agreement which was entered into by the parties on February 7, 2006. The 2006 bonus payable to Mr. Mullen will be made under the MIP. Actual 2006 bonuses will be determined by the Board of Directors, upon the recommendation of the Compensation Committee, with respect to Mr. Mullen, and by the Compensation Committee with respect to the Registrant’s other executive officers. Bonuses will be based on a formula that takes into account:
•	Corporate performance goals, including revenue and EPS growth; performance of the oncology, neurology and international strategic business units; business development; milestones for products in various stages of research and development; manufacturing capacity and capability; and organizational matters; and

•	Individual performance goals.
     Different multipliers are applied to each of the corporate performance goals and the individual performance goals are weighted by significance. Payment of 2006 cash bonuses, if any, is expected to be made in March 2007.
Amendment to Employment Agreement with James C. Mullen, Chief Executive Officer
     On February 7, 2006, the Registrant entered into a First Amendment to Employment Agreement (the “Agreement”) with James C. Mullen, the Registrant’s Chief Executive Officer. The Agreement provides, among other things, that Mr. Mullen’s target bonus opportunity pursuant to annual cash incentive compensation plans shall be 125% of his annual base salary for the fiscal year, and that all equity awards granted to Mr. Mullen will vest immediately if the Registrant terminates Mr. Mullen’s employment for any reason other than for cause, or due to his death or disability, or if Mr. Mullen terminates his employment for good reason. The original Employment Agreement provided that only stock options would vest immediately under such circumstances. Attached as Exhibit 10.1 hereto and incorporated herein by reference in its entirety is the Agreement.
Long Term Incentive Awards — James C. Mullen, Chief Executive Officer
     On February 7, 2006, the Registrant’s Board of Directors, upon recommendation of the Compensation Committee, approved the grant of various long term incentive awards under the Registrant’s 2005 Omnibus Equity Plan to James C. Mullen, the Registrant’s Chief Executive Officer.
     The grants to Mr. Mullen are as follows: (i) an option to purchase 240,000 shares of the Registrant’s common stock, such stock options vest as to 25% of the shares granted to Mr. Mullen upon his completion of one year of service with the Registrant from the date of grant, and as to an additional 25% of the shares for each year of service thereafter, until fully vested, except as otherwise provided in the 2005 Omnibus Equity Plan; (ii) an award of 80,000 restricted stock units of the Registrant, such restricted stock units vest as to 33 1/3% of the units granted to Mr. Mullen upon his completion of one year of service with the Registrant from the date of grant, and as to an additional 33 1/3% for each year of service thereafter, until fully vested, except as otherwise provided in the 2005 Omnibus Equity Plan; and (iii) an award of 100,000 performance-based restricted stock units of the Registrant, such performance-based restricted stock units vest pursuant to certain performance criteria and Mr. Mullen’s continued employment with the Registrant through applicable vesting dates.

Long Term Incentive Awards to Other Executive Officers — Restricted Stock Units
     On February 6, 2006, the Compensation Committee approved the grant of an aggregate of approximately 147,900 restricted stock units to be settled in shares of the Registrant’s common stock to a group of the Registrant’s executive officers. The grants were made under the Registrant’s 2005 Omnibus Equity Plan.
     The grants to executive officers are as follows: Burt A. Adelman, Executive Vice President, Development (16,400 units); John M. Dunn, Executive Vice President, New Ventures (10,900 units); Robert A. Hamm, Senior Vice President, Immunology Business Unit (16,400 units); Faheem Hasnain, Senior Vice President, Oncology Strategic Business Unit (16,400 units); Peter N. Kellogg, Executive Vice President, Finance and Chief Financial Officer (25,600 units); Michael Kowolenko, Senior Vice President, Pharmaceutical Operations and Technology (13,600 units); Connie L. Matsui, Executive Vice President, Corporate Strategy and Communications (5,500 units); Craig E. Schneier, Executive Vice President, Human Resources (24,000 units); and Mark C. Wiggins, Executive Vice President, Corporate and Business Development (19,100 units). In January 2006, Susan H. Alexander was granted 10,000 units in connection with being hired as the Registrant’s Executive Vice President, General Counsel.
     These restricted stock units vest as to 33 1/3% of the units granted to an individual upon such individual’s completion of one year of service with the Registrant from the date of grant, and as to an additional 33 1/3% for each year of service thereafter, until fully vested, except as otherwise provided in the 2005 Omnibus Equity Plan.
Long Term Incentive Awards to Other Executive Officers — Stock Options
     On February 6, 2006, the Compensation Committee approved the grant of an aggregate of approximately 369,500 options for the purchase of the Registrant’s common stock to a group of the Registrant’s executive officers. The grants were made under the Registrant’s 2005 Omnibus Equity Plan.
     The grants to executive officers are as follows: Burt A. Adelman, Executive Vice President, Development (40,900 options); John M. Dunn, Executive Vice President, New Ventures (27,300 options); Robert A. Hamm, Senior Vice President, Immunology Business Unit (40,900 options); Faheem Hasnain, Senior Vice President, Oncology Strategic Business Unit (40,900 options); Peter N. Kellogg, Executive Vice President, Finance and Chief Financial Officer (64,100 options); Michael Kowolenko, Senior Vice President, Pharmaceutical Operations and Technology (34,100 units); Connie L. Matsui, Executive Vice President, Corporate Strategy and Communications (13,600 options); Craig E. Schneier, Executive Vice President, Human Resources (60,000 options); and Mark C. Wiggins, Executive Vice President, Corporate and Business Development (47,700 options). In January 2006, Susan H. Alexander was granted 40,000 options in connection with being hired as the Registrant’s Executive Vice President, General Counsel.
     These stock options vest as to 25% of the shares granted to an individual upon such individual’s completion of one year of service with the Registrant from the date of grant, and as to an additional 25% of the shares for each year of service thereafter, until fully vested, except as otherwise provided in the 2005 Omnibus Equity Plan.
Compensation Arrangement for the Non-Executive Chairman of the Board of Directors for the Six Months ending June 30, 2006
     On February 7, 2006, the Registrant’s Board of Directors, upon recommendation of the Registrant’s Corporate Governance Committee and Compensation Committee, approved a compensation arrangement for Bruce R. Ross, the Registrant’s Non-Executive Chairman of the Board. Pursuant to the arrangement, Mr. Ross will receive a $200,000 cash retainer for the six months ending June 30, 2006. This retainer is in addition to the compensation Mr. Ross already receives as a Director and as Chair of the Compensation Committee.
Fees to Directors for Additional Services

     In February 2006, the Registrant’s Board of Directors, upon recommendation of the Corporate Governance Committee and the Compensation Committee, approved the payment to outside directors of a fee of $1,000 for each full day of service rendered by such individual in connection with his or her duties as a director, excluding services related to meetings of the Board or committees of the Board.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit	Description

10.1	First Amendment to Employment Agreement between the Registrant and James C. Mullen, dated February 7, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.
By:	/s/ Susan H. Alexander
Susan H. Alexander, Executive Vice President,
General Counsel and Corporate Secretary

Date: February 10, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Employment Agreement between the Registrant and James C. Mullen, dated February 7, 2006.